PGOF-P42 03/26

SUPPLEMENT DATED MARCH 4, 2026
TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
OF PUTNAM DYNAMIC ASSET ALLOCATION BALANCED FUND
PUTNAM DYNAMIC ASSET ALLOCATION CONSERVATIVE FUND
PUTNAM DYNAMIC ASSET ALLOCATION GROWTH FUND AND
PUTNAM MULTI-ASSET INCOME FUND (EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

I.  The following replaces the last three paragraphs under the header “Futures Contracts and Related Options” in the section of each Fund’s SAI titled “MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS”:

With respect to each fund, the Investment Manager has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, the Investment Manager (with respect to these funds) is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each of these funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures, options on futures and certain swaps. In the event that the Investment Manager believes that a fund’s investments in commodity interests exceed the thresholds set forth in the exclusion, the Investment Manager may be required to register as a “commodity pool operator” with the CFTC with respect to that fund. The Investment Manager’s eligibility to claim the exclusion with respect to a fund will be based upon, among other things, the level and scope of the fund’s investment in commodity interests, the purposes of such investments and the manner in which the fund holds out its use of commodity interests. A fund’s ability to invest in commodity interests is limited by the Investment Manager’s intention to operate the fund in a manner that would permit the Investment Manager to continue to claim the exclusion under Rule 4.5, which may adversely affect the fund’s total return. In the event the fund’s investments in commodity interests require the Investment Manager to register with the CFTC as a commodity pool operator with respect to a fund, the fund’s expenses may increase, adversely affecting that fund’s total return, and the commodity pool operators (“CPOs”) of any shareholders that are pooled investment vehicles may be unable to rely on certain CPO registration exemptions.

Shareholders should retain this Supplement for future reference.